Fees Summary	Aug. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 142,648,810.2
Previously Paid Amount	0
Total Fee Amount	21,839.54
Total Offset Amount	0
Net Fee	$ 21,839.54